Gradison Mutual Funds
580 Walnut Street
Cincinnati, Ohio  45202-3198






                                   GOVERNMENT
                                  INCOME FUND

--------------------------------------------------------------------------------
SECURITIES, MUTUAL FUNDS AND OTHER INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY MCDONALD INVESTMENTS INC., KEY BANK OR ANY OF THEIR AFFILIATES, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------


The Gradison Division of McDonald Investments Inc., a subsidiary of KeyCorp, is the investment adviser to the Gradison Custodian Trust. The Gradison Funds are sponsored and distributed by BISYS Fund Services Limited Partnership, which is not affiliated with KeyCorp or its subsidiaries. Gradison receives a fee for its services from the Gradison Funds.

                               Annual Report
                               DECEMBER 31, 1998

                                                    [Gradison Mutual Funds Logo]


This material is intended for distribution to shareholders of the Gradison Government Income Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison Government Income Fund. BISYS Fund Services Limited Partnership--Distributor

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                January 28, 1999


Dear Shareholders:


A review of history, from an economics perspective, traditionally reveals that during periods of low unemployment, rising wages, and unbridled consumer confidence, the economy grows at too rapid a pace. This excessive growth leads to rising inflation, requiring a more restrictive monetary policy, and the end result is higher interest rates. During 1998, the United States witnessed the lowest unemployment rate in 28 years. Employees' wages continued to grow at a rate faster than inflation. These positive employment characteristics, combined with an unprecedented four consecutive years of 20%-plus stock market returns, allowed American consumers to open their wallets and buy new homes, new automobiles and whatever else they desired. The end result was that the U.S. economy again grew faster than expected or desired by the Federal Reserve.

This is where the history lesson ends and an apparent new economic paradigm begins. The rate of inflation, which traditionally has risen during such an economic environment, instead, went down and grew at the lowest yearly rate since 1986. The Federal Reserve, instead of forcing interest rates higher to slow the rate of growth, lowered rates. When 1998 came to an end, long-term interest rates were at historically low levels and the entire yield curve was approximately 100 basis points lower than at year-end 1997.


----------------------------------------------------
                    U.S. TREASURY INTEREST RATES
                 -----------------------------------
       MATURITY    12/31/97     12/31/98      CHANGE
----------------------------------------------------

  2 year             5.64%         4.53%      -1.11%
  5 year             5.71          4.54       -1.17
  10 year            5.74          4.65       -1.09
  30 year            5.92          5.09       -0.83
----------------------------------------------------

Throughout the year, the Fund increased its holding in GNMA securities from 50% at year-end 1997 to 72% of the Fund's assets at year-end 1998. The objective is to increase the interest income earning power of the Fund. Due to the change in asset weightings, a more appropriate comparative index was adopted for the Fund, the Lehman Brothers Government National Mortgage Association (GNMA) Index.

The Government Income Fund's performance compared to other funds with similar investment parameters was well above the average return for the year. The average return for funds within the Lipper Government National Mortgage Association (GNMA) category was 6.47% versus 7.37% for the Fund. The Fund's above average return reflects the fact that the portion of its portfolio not invested in GNMA securities was invested in U.S. Treasury bonds. Within the entire fixed income asset category, the star performer for 1998 was U.S. Treasury securities. The continuing economic problems in Asia and Russia versus U.S. economic stability and the implosion of high-risk hedge funds had investors seeking the safety of U.S. Treasury securities. Due to this flight to quality, the returns of non-Treasury securities significantly impaired the performance of funds that invested in lower quality/higher risk bonds. The Fund's investment in 100% full faith and credit U.S. government securities, its intermediate maturity characteristic, and mortgage-backed security positions continued to provide shareholders a stable, moderate-risk, income generating investment.

As we look forward to 1999, the Gradison Government Income Fund will witness a year of change, but the character of the Fund will maintain the Fund's investment tradition. If a majority of Fund shareholders approve, the Gradison Government Income Fund will become the Victory Fund for Income. Notwithstanding this change, the Fund's investment objective, guidelines and manager will remain the same. It is my intent to provide our new shareholders the same consistent, long-term, investment strategy that has made the fund successful since its inception in 1987.

As always, we thank you for your support and patronage of the Gradison Government Income Fund.

Sincerely,



/s/ Thomas M. Seay
Thomas M. Seay
Vice President & Portfolio Manager



                                                                    [Picture]
                                                      1-800-869-5999

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                                    For a share outstanding throughout each year


                                                              ---------------------------------------------------------------------
                                                                                           YEAR ENDED
                                                              ---------------------------------------------------------------------
                                                              12/31/98       12/31/97       12/31/96       12/31/95        12/31/94
                                                              ---------------------------------------------------------------------

NET ASSET VALUE AT BEGINNING OF YEAR                           $13.139        $12.884        $13.214        $12.018        $13.373
                                                              --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                          .766           .775           .778           .786           .755
   Net realized and unrealized gain (loss) on investments         .168           .256          (.340)         1.232         (1.244)
                                                              --------       --------       --------       --------       --------
     TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS               .934          1.031           .438          2.018          (.489)
                                                              --------       --------       --------       --------       --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                          (.757)         (.776)         (.768)         (.787)         (.779)
   Dividends in excess of net investment income                     --             --             --             --          (.013)
   Distributions from realized capital gains                        --             --             --             --          (.053)
   Distributions from paid-in capital                               --             --             --          (.035)         (.021)
                                                              --------       --------       --------       --------       --------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (.757)         (.776)         (.768)         (.822)         (.866)
                                                              --------       --------       --------       --------       --------
NET ASSET VALUE AT END OF YEAR                                 $13.316        $13.139        $12.884        $13.214        $12.018
                                                              ========       ========       ========       ========       ========
TOTAL RETURN(1)                                                   7.37%          8.36%          3.51%         17.20%         (3.69%)
                                                              ========       ========       ========       ========       ========
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of year (in millions)                      $159.7         $155.1         $162.9         $185.4         $184.0
   Ratio of gross expenses to average net assets(2)                .90%           .90%           .90%           .92%            --
   Ratio of net expenses to average net assets                     .89%           .90%           .90%           .92%           .90%
   Ratio of net investment income to average net assets           5.79%          6.04%          6.06%          6.19%          6.03%
   Portfolio turnover rate                                          36%            12%            13%            16%            21%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Total return is based upon an initial investment purchased without a sales charge.
(2) Effective December 31, 1995, this ratio reflects gross expenses before reduction for earnings credits on cash balances; such reductions are included in the ratio of net expenses.


                 See accompanying notes to financial statements.

GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
                                                               December 31, 1998


COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
December 31, 1988  to December 31, 1998



     AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 1998

                                    10 YEARS    5 YEARS    1 YEAR

  Government Income Fund              8.08%      6.33%      7.37%


                                    [Graph]


            GRADISON GOVERNMENT      LEHMAN BROTHERS     LEHMAN BROTHERS AGGREGATE     LEHMAN BROTHERS
               INCOME FUND             GNMA INDEX               BOND INDEX             TREASURY INDEX

12/31/88
12/31/89
12/31/90
12/31/91
12/31/92
12/31/93
12/31/94
12/31/95
12/31/96
12/31/97
12/31/98          $21,736                 $24,205                 $22,549                   $24,066



Effective July 7, 1997, the sales charge on purchases of Fund shares was eliminated. This performance data does not reflect the deduction of the sales charge which would reduce the performance illustrated.

Past performance is not predictive of future performance.


PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
      PAR                                                                      COUPON
    AMOUNT         MORTGAGE-BACKED SECURITIES - 50.68%                          RATE         MATURITY           VALUE
-------------------------------------------------------------------------------------------------------------------------
  $16,443,535  Government National Mortgage Association                         6.50%    1/15/13-11/15/28     $16,675,861
      561,882  Government National Mortgage Association                         6.55         11/15/13             573,468
    2,994,231  Government National Mortgage Association                         6.63         10/15/26           3,054,115
   15,736,661  Government National Mortgage Association                         7.00      9/15/16-4/20/26      16,103,678
   17,535,379  Government National Mortgage Association                         7.50      9/15/10-3/15/24      18,091,995
   11,004,235  Government National Mortgage Association                         8.00      7/15/02-7/15/26      11,416,975
    6,986,212  Government National Mortgage Association                         8.50      4/15/21-3/15/28       7,409,716
    2,561,451  Government National Mortgage Association                         8.75          4/15/22           2,817,596
    1,285,425  Government National Mortgage Association                         9.00      1/15/20-8/15/21       1,371,780
    1,843,424  Government National Mortgage Association                         9.50     10/15/02-6/15/21       1,982,216
      713,796  Government National Mortgage Association                        10.00      5/15/12-3/15/20         779,822
                                                                                                              -----------
               TOTAL MORTGAGE-BACKED SECURITIES (COST $79,502,460)                                             80,277,222
                                                                                                              -----------
-------------------------------------------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
                                                               December 31, 1998

PORTFOLIO OF INVESTMENTS Continued

----------------------------------------------------------------------------------------------------------------------
      PAR                                                                      COUPON
    AMOUNT                U.S. TREASURY OBLIGATIONS - 27.75%                    RATE         MATURITY         VALUE
----------------------------------------------------------------------------------------------------------------------

 $  2,500,000  U.S. Treasury Note                                               6.38%         1/15/00  $    2,543,575
   10,000,000  U.S. Treasury Bond                                               7.50          2/15/05      11,448,800
   11,000,000  U.S. Treasury Bond                                               7.63          2/15/07      11,931,150
    5,500,000  U.S. Treasury Bond                                               7.88         11/15/04       6,369,550
   10,000,000  U.S. Treasury Bond                                               8.75         11/15/08      11,668,600
                                                                                                          -----------
               TOTAL U.S. TREASURY OBLIGATIONS (COST $42,401,797)                                          43,961,675
                                                                                                          -----------
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                     COLLATERALIZED MORTGAGE OBLIGATIONS - 21.24%
----------------------------------------------------------------------------------------------------------------------
    3,000,000  Government National Mortgage Association 1998-11 VB              6.50          2/20/11       3,091,590
    3,000,000  Government National Mortgage Association 1998-18 VN              6.50          2/20/12       3,111,960
    3,000,000  Government National Mortgage Association 1998-16 VB              6.75         10/20/07       3,082,860
    2,147,000  Government National Mortgage Association 1996-21 J               7.00          7/16/13       2,245,247
    3,500,000  Government National Mortgage Association 1996-11 PC              7.00          5/20/23       3,614,205
    5,000,000  Government National Mortgage Association 1997-8 PL               7.00          1/16/25       5,184,500
      719,000  Government National Mortgage Association 1995-8 B                7.50          8/20/20         728,275
    2,000,000  Government National Mortgage Association 1996-20 C               7.50          5/16/23       2,053,320
    3,000,000  Government National Mortgage Association 1995-7 CQ               7.50          9/16/25       3,102,780
      346,656  Government National Mortgage Association 1994-6 L                7.99          8/16/99         347,686
    2,372,635  Government National Mortgage Association 1998-19 DB              8.50          6/20/16       2,446,020
    1,544,205  Government National Mortgage Association 1998-13 DB              9.00          4/20/22       1,675,122
    2,808,526  Government National Mortgage Association 1998-12 GA              9.00         12/20/23       2,965,382
                                                                                                          -----------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $33,497,003)                                33,648,947
                                                                                                          -----------
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
     FACE                                                                     INTEREST
    AMOUNT                   REPURCHASE AGREEMENT - 0.33%                     RATE(1)
----------------------------------------------------------------------------------------------------------------------

     525,000   First Union Capital, dated 12/31/98, collateral: U.S.
               Treasury Note 6 3/8% due 9/30/01, market value $541,749
               (repurchase proceeds: $525,269) (COST $525,000)                  4.95          1/04/99         525,000
                                                                                                          -----------
               TOTAL INVESTMENTS, at value (Note 1) (Cost $155,926,260) - 100%                           $158,412,844
                                                                                                          ===========
----------------------------------------------------------------------------------------------------------------------

(1) For the Repurchase Agreement, the rate shown reflects the actual rate of return to the Fund.


                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                                        -------------
                                                                           12/31/98
                                                                        -------------

ASSETS
   Investments in securities, at value (Note 1) (Cost $155,926,260)      $158,412,844
   Interest and principal receivable                                        1,552,246
   Receivable for Fund shares sold                                            489,555
   Cash                                                                         4,835
   Prepaid expenses and other assets                                           12,024
                                                                        -------------
     TOTAL ASSETS                                                         160,471,504
                                                                        -------------
LIABILITIES
   Payable for Fund shares redeemed                                           573,887
   Accrued investment advisory fee (Note 2)                                    68,173
   Dividend payable                                                            50,460
   Other accrued expenses payable to adviser (Note 2)                          40,020
   Other accrued expenses and liabilities                                      27,225
                                                                        -------------
     TOTAL LIABILITIES                                                        759,765
                                                                        -------------
NET ASSETS                                                               $159,711,739
                                                                        =============
NET ASSETS CONSIST OF:
   Aggregate paid-in capital                                             $162,950,183
   Accumulated undistributed net investment income                             44,320
   Accumulated net realized loss                                           (5,769,348)
   Net unrealized appreciation of investments                               2,486,584
                                                                        -------------
NET ASSETS                                                               $159,711,739
                                                                        =============
SHARES OF CAPITAL STOCK OUTSTANDING
   (no par value - unlimited number of shares authorized)                  11,993,852
                                                                        =============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE (NOTE 1)                        $13.32
                                                                        =============
--------------------------------------------------------------------------------



                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                   -------------------------------------
                                                              YEAR ENDED 12/31/98
                                                   -------------------------------------


INTEREST INCOME                                                     $10,647,531
EXPENSES:
   Investment advisory fees (Note 2)                 $     796,226
   Distribution (Note 2)                                   390,404
   Personnel costs (Note 2)                                 59,992
   Data processing fees (Note 2)                            39,970
   Professional fees                                        36,668
   Custodian fees (Note 1)                                  28,906
   Trustees' fees (Note 2)                                  25,490
   Registration fees                                        22,887
   Printing                                                 12,799
   ICI dues                                                  1,932
   Insurance                                                 1,494
   Other                                                     8,845
                                                        ----------
     GROSS EXPENSES                                      1,425,613
     LESS EARNINGS CREDITS ON CASH BALANCES (NOTE 1)        (2,897)
                                                        ----------
     NET EXPENSES                                                         1,422,716
                                                                         ----------
NET INVESTMENT INCOME                                                     9,224,815
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                        226,566
   Net change in unrealized appreciation of investments  1,815,747
                                                        ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                           2,042,313
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $11,267,128
                                                                         ==========
----------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED
                                                                                 --------------------------------
                                                                                    12/31/98           12/31/97
                                                                                 --------------------------------
FROM OPERATIONS:
   Net investment income                                                            $9,224,815         $9,332,826
   Net realized gain (loss) on investments                                             226,566            (61,865)
   Net change in unrealized appreciation of investments                              1,815,747          3,016,012
                                                                                 -------------      -------------
     Net increase in net assets resulting from operations                           11,267,128         12,286,973
                                                                                 -------------      -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME                       (9,112,745)        (9,341,253)
                                                                                 -------------      -------------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                                        52,318,737         31,526,924
   Net asset value of shares issued in reinvestment of distributions                 7,551,819          7,757,697
   Payments for shares redeemed                                                    (57,384,808)       (50,032,576)
                                                                                 -------------      -------------
     Net increase (decrease) in net assets from Fund share transactions              2,485,748        (10,747,955)
                                                                                 -------------      -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              4,640,131         (7,802,235)
NET ASSETS:
   Beginning of year                                                               155,071,608        162,873,843
                                                                                 -------------      -------------
   End of year (including accumulated undistributed net investment income of
     $44,320 and distributions in excess of net investment income of
     $67,750, respectively) (Note 1)                                              $159,711,739       $155,071,608
                                                                                 =============      =============
NUMBER OF FUND SHARES:
   Sold                                                                              3,957,991          2,432,514
   Issued in reinvestment of distributions to shareholders                             571,592            600,948
   Redeemed                                                                         (4,337,959)        (3,872,131)
                                                                                 -------------      -------------
     Net increase (decrease) in shares outstanding                                     191,624           (838,669)
   Outstanding at beginning of year                                                 11,802,228         12,640,897
                                                                                 -------------      -------------
   Outstanding at end of year                                                       11,993,852         11,802,228
                                                                                 =============      =============
---------------------------------------------------------------------------------------------------------------------------


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                               December 31, 1998


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940 (the Act), as amended, as a diversified, open-end management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 3, 1987; it commenced investment operations and the public offering of its shares on September 16, 1987. There is currently one series, the Gradison Government Income Fund (the Fund). The Fund's investment objective is to seek high current income through investment in U.S. Government obligations and obligations of agencies or instrumentalities of the U.S. Government.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

Portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. Debt securities maturing within 60 days are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available are valued at their fair value as determined by management using procedures approved by the Board of Trustees.

Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying security, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses would not exceed an amount equal to the difference between the liquidating value of the underlying security and the face amount of the repurchase agreement and accrued interest. To minimize the possibility of loss, the Fund enters into repurchase agreements only with selected domestic banks and securities dealers which the Fund's investment adviser believes present minimal credit risk. Refer to the Fund's Portfolio of Investments for the face amount of repurchase agreements and repurchase proceeds as of December 31, 1998.

FUND SHARE VALUATION

The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The offering and redemption price per share are equal to the net asset value per share.

OPTION ACCOUNTING PRINCIPLES

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option. The current market value of a traded option is the last ask price on the principal exchange on which such option is traded. If the option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain or loss without regard to any unrealized gain or loss on the underlying security and liability related to such option will be extinguished.

The risk in writing a call option on a security which the Fund owns is that the Fund limits the profit potential from an increase in the market price of the security. The Fund may also be subject to the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund also writes

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------
                                                               December 31, 1998

over-the-counter options where the Fund's ability to successfully extinguish its obligation is dependent upon the credit standing of the other party.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends arising from net investment income are declared daily and paid monthly. Distributions of net realized short-term capital gains, if any, are declared and paid monthly on all shares of record on established record dates. Net realized long-term capital gains, if any, are distributed at least annually.

SECURITIES TRANSACTIONS

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed).

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are subject to market fluctuation during this period. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, in the price of the securities.

The Fund will maintain, in a segregated account with its custodian, cash or U.S. Government securities having an aggregate value at least equal to the amount of such purchase commitments. At December 31, 1998, the Fund had not committed to the purchase of any when-issued or delayed delivery securities.

INVESTMENT INCOME

Interest income is accrued as earned. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes.

TAXES

It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is $155,993,851.

For financial reporting purposes, gross unrealized appreciation and gross unrealized depreciation of securities at December 31, 1998 was $3,116,949 and $630,365, respectively. For tax purposes, gross unrealized appreciation and gross unrealized depreciation of securities at December 31, 1998 was $3,049,358 and $630,365, respectively.

As of December 31, 1998, the Fund had a capital loss carryforward for Federal income tax purposes of approximately $5,948,000 which may be utilized to offset future net realized capital gains through December 31, 2004 prior to distributing such gains to shareholders.

EXPENSE OFFSET ARRANGEMENT

The Fund has an arrangement with its custodian bank whereby the custodian's fees are reduced by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to overnight investments. The credits are shown as a reduction of expenses on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS continued
--------------------------------------------------------------------------------
                                                               December 31, 1998

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Fund's Board of Trustees, by the Gradison Division of McDonald Investments Inc. (Gradison), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays Gradison a fee computed and accrued daily and paid monthly based upon the Fund's daily net assets at the annual rate of .50%.

Under the terms of the Agreement, the Fund reimburses Gradison for the cost of furnishing personnel to perform shareholder and certain other services for the Fund. The Agreement also provides that Gradison bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, Gradison bears the costs of preparing, printing and mailing sales literature and other advertising materials, and compensates the Fund's trustees who are affiliated with Gradison. All expenses not specifically assumed by Gradison are borne by the Fund.

Under the terms of a Data Processing Agreement between the Trust and Gradison, the Fund pays Gradison a monthly fee at an annual rate of $8.25 per shareholder non-zero balance account for data processing services provided to the Fund.

In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays the Distributor, BISYS Funds Services Limited Partnership, a distribution service fee. BISYS pays this fee to financial intermediaries for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of .25% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald & Company Securities, Inc.

Each trustee of the Trust who is not affiliated with Gradison receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments for service during each fiscal quarter and (b) $500 for each Board of Trustees or committee meeting attended.

NOTE 3 -- SUMMARY OF SECURITIES TRANSACTIONS

For the year ended December 31, 1998, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $89,659,914 and $54,953,641, respectively. There were no transactions in written options on U.S. Treasury Notes and Bonds for the year ended December 31, 1998.



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
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------



                                     ARTHUR
                                    ANDERSEN



To the Shareholders and Board of Trustees of the Gradison Government Income Fund of the Gradison Custodian Trust:


We have audited the accompanying statement of assets and liabilities of the Gradison Government Income Fund of the Gradison Custodian Trust (an Ohio business trust), including the portfolio of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the five years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison Government Income Fund of the Gradison Custodian Trust as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the five years then ended, in conformity with generally accepted accounting principles.



/s/ Arthur Andersen LLP

Cincinnati, Ohio,
January 28, 1999



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